UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 5, 2004


                           TITANIUM METALS CORPORATION
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


 Delaware                             0-28538                   13-5630895
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission              (IRS Employer
 of incorporation)                    File Number)           Identification No.)


1999 Broadway, Ste. 4300, Denver, Colorado                           80202
 (Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code           (303) 296-5600
                                                   -----------------------------


 -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.

     Pursuant  to  a  Subscription  Agreement  (the  "Subscription   Agreement")
executed on October 5, 2004 but effective as of October 1, 2004, among NL Industries, Inc., a New Jersey corporation ("NL"), TIMET Finance Management Company, a Delaware corporation ("TFMC" which is a wholly owned subsidiary of Registrant), and CompX Group, Inc., a Delaware corporation ("CGI"), NL and TFMC initially capitalized CompX Group, Inc., a newly formed Delaware corporation ("CGI"), by each contributing to CGI effective October 1, 2004 the following shares (the "CompX Shares") of either class A or class B common stock, par value $0.01 per share, of CompX International Inc., a Delaware corporation ("CompX"), and receiving in return for such initial capitalization of CGI the following shares of the common stock, par value $0.01 per share, of CGI (the "CGI Shares").


                                      Shares of CompX              Shares of CompX         CGI Shares Issued to such
                                          Class A                      Class B                  CGI Stockholder
             CGI                 Common Stock Contributed     Common Stock Contributed     in Exchange for the CompX
         Stockholder                      to CGI                       to CGI                 Shares Contributed
-----------------------------   ---------------------------- ----------------------------------------------------------
NL.........................                  374,000                    10,000,000                   10,374.00
TFMC.......................                2,212,820                             0                    2,212.82

     As a result of the initial contribution, NL and TFMC became the sole CGI stockholders and record holders of 82.4% and 17.6%, respectively, of the outstanding common stock of CGI.

     Pursuant to the Subscription Agreement, CGI agreed that it would not sell any of the CompX Shares contributed to CGI by TFMC (as such number of CompX Shares may be adjusted from time to time pursuant to stock splits of, stock dividends on, or recapitalizations of, such CompX Shares) pursuant to the Subscription Agreement without the express written consent of TFMC. In addition, in accordance with the Subscription Agreement, the parties entered into a Voting Agreement executed on October 5, 2004 but effective as of October 1, 2004 (the "Voting Agreement").

     The terms of the Voting Agreement provide that:

     (1) NL will vote all of its CGI Shares to elect as a director of CGI one person designated in writing by TFMC;

     (2) The initial person designated by TFMC to be elected a director of CGI would be J. Landis Martin; and

     (3) The CGI board of directors would be comprised of five persons and each CGI stockholder would take or cause to be taken all action to:

          (i) require that the certificate of incorporation and bylaws of CGI provide for a board of directors of five persons; and

          (ii) ensure at all times that the certificate of incorporation and bylaws of CGI would not at any time be inconsistent with the provisions of the Voting Agreement.


     Pursuant to CGI's certificate of incorporation (the "Certificate of Incorporation"), upon the written request of a CGI stockholder, CGI is obligated to redeem such number of the stockholder's shares of CGI common stock that the stockholder requests. The CGI stockholder is also entitled to elect to receive as part of the redemption price such number of shares of the CompX class A or class B common stock the stockholder or its predecessor holders or assigns contributed to CGI that is equal to the product of 1,000 (equitably adjusted for any applicable stock splits of, stock dividends on, or recapitalizations of, CompX common stock) and the number of shares to be redeemed. CGI's board of directors is then obligated to determine in good faith and in its best business judgment the redemption price. Pursuant to the Certificate of Incorporation, in determining the redemption price, the board of directors shall value each share of CompX common stock held by CGI (both the CompX class A and class B shares of common stock) at the volume weighted average sales price of a share of CompX class A common stock as reported on the New York Stock Exchange composite transactions reporting system for the ten trading days ending on the day CGI receives the redemption request.


     With the initial capitalization of CGI, NL and CompX became eligible to file consolidated returns of federal income taxes with Contran Corporation, a Delaware corporation and the parent of NL and CompX ("Contran"). Concurrently with the initial capitalization of CGI, CompX, NL and Contran entered into a Tax Agreement executed on October 5, 2004 but effective as of October 1, 2004 (the "Tax Agreement"). The Tax Agreement provides that NL and its qualifying subsidiaries, including CompX, compute provisions for U.S. income taxes on a separate-company basis using the tax elections made by Contran. Pursuant to the Tax Sharing Agreement and using the tax elections made by Contran, CompX will make payments to, or receive payments from NL, in amounts it would have paid to or received from the U.S. Internal Revenue Service had it not been a member of NL's consolidated tax group but instead was a separate taxpayer. Refunds to CompX are generally limited to amounts previously paid under the Tax Sharing Agreement.

     The descriptions of the Subscription Agreement, the Voting Agreement, the Certificate of Incorporation and the Tax Agreement in this report are qualified in their entirety by the terms of the actual documents identified as Exhibits
99.1 thought 99.4 to this report and incorporated herein by reference.


Item 9.01         Financial Statements and Exhibits.

         (c) Exhibits.

         Item No.    Exhibit Index
         -----------------------------------------------------------------------

          99.1 Subscription Agreement executed on October 5, 2004 but effective as of October 1, 2004 among NL Industries, Inc., TIMET Finance Management Company and CompX Group, Inc. (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of NL Industries, Inc. filed with the Securities Exchange Commission on October 8, 2004).

          99.2 Voting Agreement executed on October 5, 2004 but effective as of October 1, 2004 among NL Industries, Inc., TIMET Finance Management Company and CompX Group, Inc. (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K of NL Industries, Inc. filed with the Securities Exchange Commission on October 8, 2004).

          99.3 Certificate of Incorporation of CompX Group, Inc. (incorporated by reference to Exhibit 99.3 to the Current Report on Form 8-K of NL Industries, Inc. filed with the Securities Exchange Commission on October 8, 2004).

          99.4 Tax Agreement executed on October 5, 2004 but effective as of October 1, 2004 among NL Industries, Inc., Contran Corporation and CompX International Inc. (incorporated by reference to Exhibit 99.4 to the Current Report on Form 8-K of NL Industries, Inc. filed with the Securities Exchange Commission on October 8,
               2004).

                                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    TITANIUM METALS CORPORATION
                                   (Registrant)

                                   /s/ Joan H. Prusse
                                   ---------------------------------------------
                                   Joan H. Prusse
                                   Vice President, General Counsel and Secretary



Date: October 8, 2004

                                INDEX TO EXHIBITS

Exhibit No.    Description
-----------    -----------------------------------------------------------------

          99.1 Subscription Agreement executed on October 5, 2004 but effective as of October 1, 2004 among NL Industries, Inc., TIMET Finance Management Company and CompX Group, Inc. (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of NL Industries, Inc. filed with the Securities Exchange Commission on October 8, 2004).

          99.2 Voting Agreement executed on October 5, 2004 but effective as of October 1, 2004 among NL Industries, Inc., TIMET Finance Management Company and CompX Group, Inc. (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K of NL Industries, Inc. filed with the Securities Exchange Commission on October 8, 2004).

          99.3 Certificate of Incorporation of CompX Group, Inc. (incorporated by reference to Exhibit 99.3 to the Current Report on Form 8-K of NL Industries, Inc. filed with the Securities Exchange Commission on October 8, 2004).

          99.4 Tax Agreement executed on October 5, 2004 but effective as of October 1, 2004 among NL Industries, Inc., Contran Corporation and CompX International Inc. (incorporated by reference to Exhibit 99.4 to the Current Report on Form 8-K of NL Industries, Inc. filed with the Securities Exchange Commission on October 8,
               2004).